                                                                    EXHIBIT 10.9

               FORM OF RENEWAL OF INVESTMENT MANAGEMENT AGREEMENTS
                               DATED JUNE 1, 2000
            BETWEEN THE FUNDS LISTED BELOW AND NUVEEN ADVISORY CORP.

Attached is a copy of a Form of Renewal of Investment Management Agreement, dated June 1, 2000, by and between each of the funds listed below (which were active as of December 31, 2000) and Nuveen Advisory Corp. Copies of agreements, identical in nature except for the name of the fund, were entered into by the following funds:

         FUND NAME
         ---------

         Nuveen Premium Income Municipal Fund, Inc.
         Nuveen Performance Plus Municipal Fund, Inc.
         Nuveen California Performance Plus Municipal Fund, Inc. Nuveen New York Performance Plus Municipal Fund, Inc.
         Nuveen Municipal Advantage Fund, Inc.
         Nuveen Municipal Market Opportunity Fund, Inc.
         Nuveen California Municipal Market Opportunity Fund, Inc. Nuveen Investment Quality Municipal Fund, Inc.
         Nuveen California Investment Quality Municipal Fund, Inc. Nuveen New York Investment Quality Municipal Fund, Inc. Nuveen Insured Quality Municipal Fund, Inc.
         Nuveen Florida Investment Quality Municipal Fund, Inc.
         Nuveen New Jersey Investment Quality Municipal Fund, Inc. Nuveen Pennsylvania Investment Quality Municipal Fund
         Nuveen Select Quality Municipal Fund, Inc.
         Nuveen California Select Quality Municipal Fund, Inc.
         Nuveen New York Select Quality Municipal Fund, Inc.
         Nuveen Quality Income Municipal Fund, Inc.
         Nuveen Insured Municipal Opportunity Fund, Inc.
         Nuveen Florida Quality Income Municipal Fund, Inc.
         Nuveen Michigan Quality Income Municipal Fund, Inc.
         Nuveen Ohio Quality Income Municipal Fund, Inc.
         Nuveen Texas Quality Income Municipal Fund
         Nuveen California Quality Income Municipal Fund, Inc.
         Nuveen New York Quality Income Municipal Fund, Inc.
         Nuveen Premier Municipal Income Fund, Inc.
         Nuveen Premier Insured Municipal Income Fund, Inc.
         Nuveen Premium Income Municipal Fund 2, Inc.
         Nuveen Arizona Premium Income Municipal Fund, Inc.
         Nuveen Insured California Premium Income Municipal Fund, Inc. Nuveen Insured Florida Premium Income Municipal Fund
         Nuveen Michigan Premium Income Municipal Fund, Inc.

                           FUND NAME (CON'T)
                           -----------------

         Nuveen Insured New York Premium Income Municipal Fund, Inc. Nuveen New Jersey Premium Income Municipal Fund, Inc.
         Nuveen Premium Income Municipal Fund 4, Inc.
         Nuveen Insured California Premium Income Municipal Fund 2, Inc. Nuveen Maryland Premium Income Municipal Fund
         Nuveen Massachusetts Premium Income Municipal Fund
         Nuveen Pennsylvania Premium Income Municipal Fund 2
         Nuveen Virginia Premium Income Municipal Fund
         Nuveen Connecticut Premium Income Municipal Fund
         Nuveen Georgia Premium Income Municipal Fund
         Nuveen Missouri Premium Income Municipal Fund
         Nuveen North Carolina Premium Income Municipal Fund
         Nuveen California Premium Income Municipal Fund
         Nuveen Insured Premium Income Municipal Fund 2
         Nuveen Municipal Value Fund, Inc.
         Nuveen California Municipal Value Fund, Inc.
         Nuveen New York Municipal Value Fund, Inc.
         Nuveen Municipal Income Fund, Inc.
         Nuveen Select Maturities Municipal Fund
         Nuveen California Dividend Advantage Municipal Fund
         Nuveen New York Dividend Advantage Municipal Fund
         Nuveen Dividend Advantage Municipal Fund

Pursuant to the instructions to Item 601 of Regulation S-K, the Registrant is filing only the representative of the Renewal of Investment Management Agreement by and between each of the above listed funds, as of December 31, 2000, and Nuveen Advisory Corp. Copies of the actual Renewal of Investment Management Agreements by and between each of the above funds and Nuveen Advisory Corp. have not been attached.

                                                                    EXHIBIT 10.9

                   RENEWAL OF INVESTMENT MANAGEMENT AGREEMENTS
                                DATED JUNE 1, 2000
            BETWEEN THE FUNDS LISTED BELOW AND NUVEEN ADVISORY CORP.


Attached is a copy of a Form of Renewal of Investment Management Agreement, dated June 1, 2000 by and between each of the funds listed below (which were active as of December 31, 2000) and Nuveen Advisory Corp. Copies of agreements, identical in nature except for the name of the fund, were entered into by the following funds:

         FUND NAME
         ---------

         Nuveen Municipal Trust
         Nuveen Multistate Trust I
         Nuveen Multistate Trust II
         Nuveen Multistate Trust III
         Nuveen Multistate Trust IV
         Nuveen Taxable Funds Inc.
         Nuveen Municipal Money Market Fund, Inc.

Pursuant to the instructions to Item 601 of Regulation S-K, the Registrant is filing only the representative of the Renewal of Investment Management Agreement by and between each of the above listed funds, as of December 31, 2000, and Nuveen Advisory Corp. Copies of the actual Renewal of Investment Management Agreements by and between each of the above funds and Nuveen Advisory Corp. have not been attached.

                                 [NAME OF FUND]

                   RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT


This Agreement made this 1st day of June, 2000 by and between [Fund Name], a ___________________ corporation (the "Fund"), and Nuveen Advisory Corp., a Delaware corporation (the "Adviser");

WHEREAS, the parties hereto are the contracting parties under that certain Investment Management Agreement (the "Agreement") pursuant to which the Adviser furnishes investment management and other services to the Fund; and

WHEREAS, the Agreement terminates August 1, 2000 unless continued in the manner required by the Investment Company Act of 1940; and

WHEREAS, the Board of Directors, at a meeting called for the purpose of reviewing the Agreement, have approved the Agreement and its continuance until August 1, 2001 in the manner required by the Investment Company Act of 1940.

NOW THEREFORE, in consideration of the mutual covenants contained in the Agreement the parties hereto do hereby continue the Agreement in effect until August 1, 2001 and ratify and confirm the Agreement in all respects.



                                                [FUND NAME]


                                                By:
                                                   -----------------------------
                                                       Vice President
ATTEST:


--------------------------------------
         Assistant Secretary
                                                NUVEEN ADVISORY CORP.


                                                By:
                                                   -----------------------------
                                                       Vice President
ATTEST:


--------------------------------------
         Assistant Secretary